Exhibit 99.1
NYSE BBX MARCH 2006 March 21, 2006 Prepared:

(NYSE:BBX) Assets1 $6.5 Billion Equity Capital1 $516 Million Market Capitalization1 $0.9 Billion Book Value per Share1 $8.50 Price to Book2 1.71x Price to Earnings2 15.77x Price to Operating Earnings3 12.96x 1At 12/31/05 2Trailing 12 months, based on $14.51 per share closing price on 3/17/06 3GAAP Income from Continuing Operations adjusted as shown on slide #48 BANKATLANTIC BANCORP

BankAtlantic Ryan Beck & Co. Parent Company Revenue: 4Q'05 $81 Million 2005 $321 Million Revenue: 4Q'05 $53 Million 2005 $250 Million Revenue: 4Q'05 $(4) Million 2005 $(15) Million Revenue: 4Q'05 $130 Million +1% vs 4Q'04 2005 $556 Million +7% vs 2004 BANKATLANTIC BANCORP

BankAtlantic Ryan Beck & Co. Parent Company Operating Net Income: (1) 4Q'05 $11 Million 2005 $68 Million Operating Net Income: (1) 4Q'05 $672 Thou. 2005 $17 Million Operating Net Income: (1) 4Q'05 $(3) Million 2005 $(13) Million Operating Net Income: (1) 4Q'05 $8.5 Million -51% vs 4Q'04 2005 $71.6 Million +13% vs 2004 BANKATLANTIC BANCORP 1GAAP Income from Continuing Operations adjusted as shown on slide #48

Income from Continuing Operations1 (in Millions) $38.6 $70.8 $59.2 Operating Net Income2 (in Millions) $46.8 $63.6 $71.6 Return on Tangible Equity from Continuing Operations1 9.49% 20.01% 14.02% Operating return on Tangible Equity2 15.67% 17.99% 16.96% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #48 2GAAP Income from Continuing Operations adjusted for the items shown on slide #48 KEY FINANCIAL HIGHLIGHTS 2003 2004 2005 BANKATLANTIC BANCORP

Income from Continuing Operations1 (in Millions) $17.3 $(1.5) - 108.6% Operating Net Income2 (in Millions) $17.3 $8.5 - 50.8% Return on Tangible Equity from Continuing Operations1 18.34% (1.32)% Operating return on Tangible Equity2 18.34% 7.52% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #48 2GAAP Income from Continuing Operations adjusted as shown on slide #48 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 4Q'05 vs. 4Q'04 4Q'05 4Q'04

OVERVIEW Founded in 1952 "Florida's Most Convenient Bank" 78 stores Rapidly growing consumer bank with strong demographics Seasoned commercial real estate lending BANKATLANTIC

STORE NETWORK BANKATLANTIC STORES (78) LOAN PRODUCTION OFFICES (6)

FLORIDA DEPOSIT RANKING* Institution Branches Deposits ($ in Billions) *Other institution's branch & deposit data as of 6/30/05; BankAtlantic's as of 12/31/05 Source: Florida Bankers Assoc. 1. Wachovia 815 $61.7 2. Bank of America 729 61.7 3. SunTrust 471 34.3 4. Washington Mutual 218 11.8 5. AmSouth 219 9.5 6. World Savings 51 8.7 7. Colonial 165 7.5 8. AmTrust 15 5.1 . . . . . . . . . . . . 15. BankAtlantic 78 $4.0 BANKATLANTIC

BankAtlantic Deposits (In millions) BankAtlantic Market Share As of 6/30/05 Source: Florida Bankers Assoc. MARKET SHARE Broward (Fort Lauderdale) $1,730 5.3% 6 Palm Beach / Treasure Coast 1,249 3.2% 8 Miami-Dade 533 0.8% 22 Tampa Bay 181 0.6% 21 BankAtlantic Footprint 3,692 3.7% 10 BANKATLANTIC BankAtlantic Rank

Number of Counters in Service: 78 4Q '03 1Q '04 2Q '04 3Q '04 4Q '04 1Q '05 2Q '05 3Q '05 4Q '05 East 41122 49638 60547 60071 68121 71113 86718 97025 90630 SELF SERVICE COIN COUNTER Number of Transactions

DEPOSIT MIX Savings4% DDA12% NOW9% MMKT24% CDs51% East 103055 278707 198295 559390 1182074 BANKATLANTIC 1Includes Public & Brokered CDs Savings8% DDA27% NOW19% MMKT25% CDs21% East 298867 970086 677241 904941 784524 Low Cost Deposits = 25% Low Cost Deposits = 54% Average Balances

2001 2002 2003 2004 2005 NEW LOW COST DEP 43000 99000 145000 166000 222000 NEW LOW COST ACCOUNTS (CHECKING AND SAVINGS)* *DDA, NOW, Savings

DEPOSIT GROWTH DDA NOW SAVINGS MMA CDs 4Q'04 890.398 658.137 270.001 875.422 763.244 4Q'05 1019.949 755.708 313.889 846.441 816.689 LOW COST DEPOSITS* 4Q'04 1818.536 4Q'05 2089.546 Period-end Balances, Millions 15% 15% 16% 7% 0.23% 0.00% 0.50% 0.36% 3.33% -3% 1.74% 4Q'05 Deposit Cost % Growth Over Year Ago Quarter 15% *DDA, NOW, Savings YEAR-OVER-YEAR CHANGE

GROWTH IN CHECKABLE DEPOSITS* 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 BankAtlantic Checkable Deposits 0.2987 0.294 0.3146 0.3129 0.2942 0.269 0.2309 0.233 0.2154 0.2116 0.195 0.1635 0.1637 0.1688 National Checkable Deposits 0.0638 0.0511 0.0404 0.0221 0.0141 -0.0107 0.0063 -0.0012 -0.011 -0.0151 -0.0322 -0.0257 -0.0368 -0.0416 BankAtlantic vs. National *DDA & NOW Average Account Balances National Deposit Source: St. Louis Federal Reserve

1 DDA, NOW, Savings 2 Includes Stores open for 2 years or more DEC'02 MAR'03 JUN'03 SEP'03 DEC'03 MAR'04 JUN'04 SEP'04 DEC'04 MAR'05 JUN'05 SEP'05 DEC'05 LCD GROWTH 0.305 0.312 0.331 0.362 0.335 0.363 0.369 0.272 0.297 0.272 0.235 0.23 0.169 15% Goal LOW COST DEPOSIT GROWTH1 "SAME STORE,"2 YEAR-OVER-YEAR CHANGE 20% Goal

LOW COST DEPOSITS* 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 Low Cost Deposit % 0.293 0.301 0.317 0.351 0.396 0.411 0.429 0.454 0.493 0.5 0.501 0.526 0.531 0.543 0.54 0.557 *DDA, NOW, Savings % OF TOTAL DEPOSITS

DEMAND DEPOSITS 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 Low Cost Deposit % 0.13 0.14 0.14 0.16 0.18 0.19 0.2 0.21 0.24 0.24 0.24 0.26 0.26 0.282 0.276 0.272 % OF TOTAL DEPOSITS

TOTAL DEPOSITS 2001 2002 2003 2004 2005 Total Deposits 2.276567 2.920555 3.058142 3.457202 3.752676 Compound Growth 13.3% Cost of Deposits 3.68% 2.20% 1.23% 54 72 73 Number of Stores 13.1% Period-end Balances, Billions 74 0.88% 8.6% 78 1.10% BANK OPERATIONS

GROWING FEE INCOME $6.4 Million +10% vs 3Q'05 +20% vs 4Q'04 $17.8 Million +8% vs 3Q'05 +31% vs 4Q'04 Debit Card Deposit Fees 4Q'05 FEE INCOME $25.3 Million Other $1.1 Million -4% vs 3Q'05 +8% vs 4Q'04 BANK OPERATIONS

2001 2002 2003 2004 2005 Fee Income 32.368349 42.315973 63.144773 78.68041 95.02268012 Compound Growth 30.9% 20.8% 24.4% FEE INCOME BANK OPERATIONS Dollars in Millions

2001 2002 2003 2004 2005 Total Loans 2.774 3.37263 3.686153 4.599048 4.624772 Compound Growth 13.6% Loan to Deposit Ratio 122% 115% 121% 133% 123% Period-end Balances, Billions LOAN GROWTH BANK OPERATIONS

LOAN PORTFOLIO MIX Residential Loans44% Commercial Loans37% Consumer Loans11% Small Business Loans3% Corporate Loans.5% East 1323144 1116835 315873 98231 153588 BANKATLANTIC Residential Loans45% Commercial Loans38% Consumer Loans11% Small Business Loans4% Corporate Loans2% East 2177432 1828557 518594 211371 90648 Average Balances

2001 2002 2003 2004 2005 4Q'05 NIM 0.0361 0.0352 0.0328 0.0379 0.0385 0.0396 NET INTEREST MARGIN BANK OPERATIONS

2001 2002 2003 2004 2005 Non Performing Assets % Loans & Other Assets 1.2% 0.8% 0.4% 0.2% 0.2% Annualized Net Charge offs to Avg. Loans O/S 0.6% 0.6% 0.0% - 0.1% 0.0% Loan Loss Reserve / NPL 114.4% 235.6% 422.1% 582.2% 605.7% Period-end Balances, Billions ASSET QUALITY BANK OPERATIONS

RYAN BECK & CO. Full-service investment banking and regional brokerage Founded in 1946 Nationally recognized leader in Financial Institutions investment banking OVERVIEW

40 Branches 441 Financial Counselors $18.2 Billion in Customer Assets RYAN BECK & CO.

Wealth Management Investment Banking Capital Markets $36.3 Million -4% vs 3Q'05 -9% vs 4Q'04 $5.3 Million +28% vs 3Q'05 -27% vs 4Q'04 $12.6 Million +4% vs 3Q'05 +43% vs 4Q'04 4Q'05 TOTAL REVENUE $54.2 Million RYAN BECK & CO.

INCOME FROM CONTINUING OPERATIONS1 2002 2003 2004 2005 4Q '04 4Q '05 Income from Continuing Ops 19.15 38.597 70.768 59.182 17.293 -1.493 CONSOLIDATED 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #48 Compound Growth 46% Dollars in Millions

OPERATING NET INCOME TREND1 2002 2003 2004 2005 4Q '04 4Q '05 Operating Net Income 38.799 46.75 63.615 71.591 17.293 8.507 CONSOLIDATED 36% Compound Growth 23% 1GAAP Income from Continuing Operations adjusted as shown on slide #48 Dollars in Millions 13%

EPS TREND FROM CONTINUING OPERATIONS1 2002 2003 2004 2005 4Q '04 4Q '05 EPS Trend from Continuing Operations 0.32 0.62 1.11 0.92 0.27 -0.02 CONSOLIDATED Compound Growth 42% 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #48

EPS TREND FROM OPERATING NET INCOME1 2002 2003 2004 2005 4Q '04 4Q '05 EPS Trend from Operating Net Income 0.63 0.75 1 1.12 0.27 0.13 CONSOLIDATED 33% Compound Growth 21% 1GAAP Income from Continuing Operations adjusted as shown on slide #48 12%

ANNUAL RETURN BBX S&P 500 2001 140.08% -9.34% 2002 2.91% - 22.56% 2003 99.52% 24.54% 2004 35.68% 11.21% 2005 - 28.59% 5.77 % BANKATLANTIC BANCORP

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in these slides contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this presentation and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward- looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the bank's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiative and other growth initiatives not being successful or producing results which do not justify their costs; the impact of periodic testing of goodwill and other intangible assets for impairment; as well as the costs related to the correction of compliance deficiencies associated with the USA Patriot Act, anti-money laundering laws and the Bank Secrecy Act, and whether or to what extent monetary or other penalties relating to these compliance deficiencies will be imposed on the Company by regulators or other federal agencies. Estimates and new account opening assumptions are based largely on the application of deposit growth trend lines from prior periods. The results or performance derived or implied, directly or indirectly, from the estimates and assumptions are based on our beliefs and may not be accurate. Past performance, actual or estimated new account openings and growth rates may not be indicative of future results. Further, these slides contain forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services, changes in economic or regulatory policies, its ability to recruit and retain financial consultants, the volatility of the stock market and fixed income markets, as well as its revenue mix, the success of new lines of business; and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck's control. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

Total Assets $6.5 Billion Billion +1.8% Total Deposits $3.8 Billion Billion +8.5% Total Loans (Net) $4.6 Billion Billion +0.6% Income from Continuing Ops (a) $(1.5) Million Million -108.6% Operating Net Income (b) $8.5 Million Million -50.8% EPS from Continuing Ops (a) $(0.02) -109.0% EPS from Operating Net Income(b) $0.13 -50.7% FINANCIAL HIGHLIGHTS 4Q'05 vs 4Q'04 4Q'05 CONSOLIDATED Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #48 (b) GAAP Income from Continuing Operations adjusted for the items shown on slide #48

CONSOLIDATED RECONCILIATION OF GAAP, CONTINUING OPERATIONS AND OPERATING EARNINGS NET INCOME (GAAP) $ 50,335 $67,717 $70,768 $59,182 $17,293 $(1,493) Income from disc. ops. (22,543) (29,120) Cumulative effect of a change in actg prin. 15,107 Gruntal extra. item (23,749) INCOME FROM CONTINUING OPERATIONS $19,150 $38,597 $70,768 $59,182 $17,293 $(1,493) Restructuring acquisition charges 5,398 Losses/(Gains) from debt redemption 2,031 8,153 7,632 Reserve for compliance deficiencies 10,000 10,000 Litigation (14,785) Securities impairment 12,220 Bank facilities impairment 2,409 OPERATING NET INCOME $38,799 $46,750 $63,615 $71,591 $17,293 $8,507 DILUTED: EPS GAAP $0.81 $1.08 $1.11 $0.92 $0.27 $(0.02) DILUTED: EPS CONTINUING OPERATIONS $0.32 $0.62 $1.11 $0.92 $0.27 $(0.02) DILUTED: EPS OPERATING NET INCOME $0.63 $0.75 $1.00 $1.12 $0.27 $0.13 FY 2002 FY 2003 FY 2004 FY 2005 4Q'05 4Q'04 Dollars in Thousands, except for EPS

BANK OPERATIONS 2002 2003 2004 2005 4Q'05 Deposit Cost of Funds (including impact of free funding from DDAs) 2.20% 1.23% 0.88% 1.10% 1.26% Borrowing Cost of Funds (other interest bearing liabilities) 4.35% 4.11% 3.45% 4.13% 4.82% Total Cost of Funds 2.98% 2.21% 1.59% 2.19% 2.42% FUNDING COSTS

2001 2002 2003 2004 2005 TOTAL ASSETS 4.4 5.1 4.8 6.4 6.471411 LEVITT 0.2 0.3 0.4 Compound Growth 10.1% CONSOLIDATED (a) Excludes Levitt (b) Levitt's asset contribution prior to spin-off on 12/31/2003 $4.8(a) $0.4(b) TOTAL ASSETS Dollars in Billions $0.2b) $0.3(b)

Residential $2,038 43.7% -1% Commercial Real Estate 1,753 37.6% -1% Consumer 546 11.7% +12% Small Business 236 5.1% +24% Corporate 90 1.9% -2% Total Loans $4,663 100% 1% 4Q'05 Gross Outstandings % of Total 4Q'05 vs 4Q'04 Period-end Balances, Millions LOAN COMPOSITION BANK OPERATIONS